UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 29, 2009
Date of Report (Date of earliest event reported)

LocatePLUS Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-49957	04-3332304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Cummings Center
Suite 235M
Beverly, MA		01915
(Address of principal executive offices)		(Zip Code)

(978) 921-2727
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 29, 2009, Christian Williamson, Chairman of the Board of Directors issued a press release giving an update to shareholders.

Item 9.01 Financial Statements and Exhibits

The following exhibit is being filed or furnished with this report.

99.1     Copy of Shareholder Letter dated May 29, 2009

LOCATEPLUS HOLDINGS CORPORATION

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LocatePLUS Holdings Corporation

By:	/s/ Geoffrey Lee
Geoffrey Lee
Interim President and CEO

Date: May 29, 2009